                                                              Contract #: 800286
                                                                          ------

                                                              Exhibit 10.3

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS

         This Service Agreement, made and entered into this 30th day of December, 1993, by and between TEXAS EASTERN TRANSMISSION
     CORPORATION, a Delaware Corporation (herein called "Pipeline") and BOSTON GAS COMPANY (herein called "Customer", whether one or more),

                                  WITNESSETH:

          WHEREAS, the Federal Energy Regulatory Commission required Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

          WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,1OO), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

          WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

          WHEREAS, Customer is also a customer of Algonquin; and

          WHEREAS, Algonquin, in compliance with Order No. 636 and Federal Energy Regulatory Commission orders issued in Docket No.
     RS92-28,   is  assigning  its firm  service  rights  on  Pipeline
     directly to its customers; and

          WHEREAS, Customer's service rights hereunder are part of Algonquin's service rights being assigned to its customers; and

          WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and'agreements herein contained, the parties do covenant and agree as follows:

                                   ARTICLE I

                               SCOPE OF AGREEMENT

          Subject to the terms,  conditions and limitations hereof,  of
     Pipeline's  Rate  Schedule  CDS,  and  of  the  General  Terms  and
     Conditions,   transportation   service  hereunder  will   be   firm.
     Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

     shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section
     14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

              Maximum Daily Quantity (MDQ)          30,371  dth

          Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer
     shall  deliver  to  Pipeline  and  Pipeline  shall  receive,   for
     Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

          Pipeline  shall  not  be  obligated  to,   but  may  at  its
     discretion, receive at any Point of Receipt on any day a quantity of  gas  in  excess  of  the  applicable  Maximum  Daily  Receipt
     Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable
     Shrinkage.   Pipeline shall not be obligated to,  but may at its
     discretion,  deliver  at  any  Point  of  Delivery  on  any  day  a quantity  of  gas  in  excess  of  the  applicable  Maximum  Daily
     Delivery  Obligation   (MDDO),   but   shall   not  deliver   in  the
     aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

          In addition to the MDQ and subject to the terms, conditions and limitations hereof,  Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules
     CDS,  FT-1,  and/or SCT,  quantities up to Customer's Operational
     Segment   Capacity   Entitlements,   excluding   those  Operational
     Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                               TERM OF AGREEMENT

          The term of this Service Agreement shall commence on June 1, 1993 and shall continue in force and effect until 04/30/2012 and
     year  to  year  thereafter  unless   this   Service  Agreement   is
     terminated as hereinafter provided.   This Service Agreement may
     be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

     of any year occurring on or after the expiration of the primary
     term.     In  addition  to  Pipeline  rights  under  Section  22  of
     Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

          THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER' S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

          Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

          This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

          Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

          Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

      or   (c)   any  provision  of  the  General  Terms  and  Conditions
      applicable to Rate Schedule CDS.   Notwithstanding the foregoing,
      Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change
      the  MDQ  specified  in  Article I,  to  change  the  term  of    the
      agreement  as  specified  in  Article  II,  to  change  Point(s)  of
      Receipt  specified  in  Article  IV,  to  change  the  Point(s)   of
      Delivery specified in Article IV, or to change the firm character
      of  the  service  hereunder.    Pipeline  agrees  that  Customer  may
      protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                 POINT(S)  OF RECEIPT AND POINT(S)  OF DELIVERY

           The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be
      specified  in  Exhibit(s)   A  and  B  of  the  executed  service
      agreement.    Customer's  Zone  Boundary  Entry  Quantity  and  Zone
      Boundary Exit Quantity for each of Pipeline's   zones  shall  be
      specified in Exhibit C of the executed service agreement.

           Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                   ARTICLE V

                                    QUALITY

           All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
      Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

      transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                   ADDRESSES

           Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certi-fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Pipeline:     TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX  77056-5310

      (b) Customer:     BOSTON GAS COMPANY
                        One Beacon Street
                        Boston, MA  02108

      or such other address as either party shall designate by formal written notice.

                                  ARTICLE VII

                                  ASSIGNMENTS

           Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
      otherwise,   neither  Customer  nor  Pipeline  shall  assign  this
      Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the
      consent  of  the  other.    In  addition,  Customer  may  assign  its
      rights to capacity pursuant to Section 3.14 of the General Terms
      and  Conditions.    To  the  extent  Customer  so  desires,  when  it
      releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

      the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

           The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

           This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

           This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                 NONE

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE CDS
                                  (Continued)

           IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
      Service Agreement   to be signed by their respective Presidents,
      Vice Presidents or other duly authorized agents and their respec-tive corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                          TEXAS EASTERN TRANSMISSION CORPORATION

                                          By /s/ Diane T. Tom
                                             ----------------------------------
                                               Vice President

      ATTEST:

      /s/ Robert W. Reed
      ------------------
                                          BOSTON GAS COMPANY

                                          By /s/ William R. Luthern
                                             ----------------------------------

      ATTEST:


      ------------------

                                                                Contract #800286

                       EXHIBIT  A,  TRANSPORTATION  PATHS
                 FOR  BILLING  PURPOSES,  DATED _____________,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
          BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
                      AND BOSTON GAS COMPANY ("Customer"),
                              DATED ____________:

        (1) Customer's firm Point(s) of Receipt:

                                     Maximum Daily
         Point                     Receipt Obligation
          of                        (plus Applicable         Measurement
        Receipt    Description        Shrinkage)           Responsibilities   Owner      Operator
        -------    -----------     ------------------      ----------------   -----      --------
        None

        (2) Customer  shall  have  Pipeline's  Master  Receipt  Point List
            ("MRPL").    Customer  hereby agrees that Pipeline's MRPL as-'
            revised and published by Pipeline from time to time is incorporated herein by reference.

        Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                       Transportation
        Transportation Path            Path Quantity (Dth/D)
        -------------------            ---------------------
        MI to M3                              30,371

        SIGNED FOR IDENTIFICATION

        PIPELINE:   /s/ Diane T. Tom
                    -----------------------------
        CUSTOMER:   /s/ William B. Luthern
                    -----------------------------

        SUPERSEDES EXHIBIT A DATED: -------------

                                                               Contract #:800286

          EXHIBIT  B,  POINT(S)  OF  DELIVERY,  DATED ______________,
               TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
       BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                       BOSTON GAS COMPANY  ("Customer"),
                             DATED _____________:


                                                        Maximum
                                                        Daily          Delivery       Measurement
       Point of                                         Delivery       Pressure       Responsi-
       Delivery          Description                    Obligation     Obligation      bilities        Owner       Operator
       --------          -----------                    ----------     ----------     ---------        -----       --------
                                                        (dth)
   1.  70087             ALGONQUIN  -  LAMBERTVILLE,     30,371        AS  REQUESTED  TX  EAST         TX EAST     ALGONQUIN
                         NJ  HUNTERDON  CO.,  NJ                       BY  CUSTOMER,  TRAN             TRAN
                                                                       NOT TO
                                                                       EXCEED 750
                                                                       PSIG

   2.  71078             ALGONQUIN  -  HANOVER, NJ       30,371        AS  REQUESTED  TX  EAST         TX  EAST    ALGONQUIN
                         MORRIS  CO.,  NJ                              BY  CUSTOMER,  TRAN             TRAN
                                                                       NOT TO
                                                                       EXCEED 750
                                                                       PSIG

   3.  79513             SS-1 STORAGE POINT              24,125        N/A            N/A              N/A         N/A
                                                         04/01-10/31
                                                         24,125
                                                         11/01-03/31

   4.  79818             AGT-BOSTON GAS - FOR                 0        N/A            N/A              N/A         N/A
                         NOMINATION PURPOSES

   provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                            Contract #:   800286

                  EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                               BOSTON GAS COMPANY

                                                              AGGREGATE MAXIMUM  DAILY
                         POINT OF DELIVERY                   DELIVERY  OBLIGATION (DTH)
                         -----------------                   -------------------------
                               No. 1                                   157,064
                               No. 2                                    72,571
                               No. 3                                    24,125

   SIGNED FOR IDENTIFICATION

   PIPELINE:  /s/ Diane T. Tom
              ---------------------------
   CUSTOMER:  /s/ William B. Luthern
              ---------------------------

   SUPERSEDES EXHIBIT B DATED  ----------

                                                               Contract #:800286

   EXHIBIT C,  ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
 DATED _____________________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
      BETWEEN TEXAS  EASTERN TRANSMISSION CORPORATION  ("PIPELINE")  AND
         BOSTON GAS  COMPANY  ("CUSTOMER"),  DATED __________________:

                         ZONE BOUNDARY ENTRY QUANTITY
                                     Dth/D

                                       To
                                       --
  FROM      STX   ETX  WLA   ELA    M1-24    M1-30   M1-TXG   M1-TGC   M2-24    M2-30      M2-TXG   M2-TGC     M2        M3
  STX                                                         861
  ETX                               3661             1303
  WLA                                                 397     861
  ELA                                        23781
  M1-24                                                                3661
  M1-30                                                                         23781
  M1-TXG                                                                                   1700
  M1-TGC                                                                                            1723
  M2-24
  M2-3O
  M2-TXG
  M2-TGC
  M2                                                                                                                     30371
  M3

                                                               Contract #:800286

                             EXHIBIT C (Continued)
                               BOSTON GAS COMPANY

                          ZONE BOUNDARY EXIT QUANTITY
                                     Dth/D

                                       To
                                       --
  FROM      STX   ETX  WLA   ELA    M1-24    M1-30   M1-TXG   M1-TGC   M2-24    M2-30      M2-TXG   M2-TGC     M2        M3
  STX
  ETX
  WLA
  ELA
  M1-24                                                                3661
  M1-30                                                                         23781
  M1-TXG                                                                                   1700
  M1-TGC                                                                                            1723
  M2-24
  M2-3O
  M2-TXG
  M2-TGC
  M2                                                                                                                     30371
  M3

 SIGNED FOR IDENTIFICATION:

 PIPELINE:  /s/ Diane T. Tom
           ---------------------------
 CUSTOMER: /s/ William B. Luthern
           ---------------------------

 SUPERCEDES EXHIBIT C DATED
                            ----------

                                      C-2